UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 23, 2014

VAPOR CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19001	84-1070932
(Commission File Number)	(IRS Employer Identification No.)

3001 Griffin Road, Dania Beach, Florida	33312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(888) 766-5351

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 23, 2014, Vapor Corp. (the “Company”) and its subsidiary Smoke Anywhere USA, Inc. (“Smoke Anywhere”) obtained a $1,000,000 principal amount term loan (the “Term Loan”) from Entrepreneur Growth Capital, LLC (the “Lender”) pursuant to a secured promissory note entered into by the Company and Smoke Anywhere in favor of the Lender (the “Secured Note”).

The Company and Smoke Anywhere still maintain their existing spot accounts receivable factoring facility (the “Factoring Facility”) with the Lender pursuant to that certain Invoice Purchase and Sale Agreement, dated August 8, 2013, by and among them (the “Factoring Agreement”). For further information about that Factoring Facility and Factoring Agreement, reference is made to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on February 26, 2014.

Under the Secured Note, the Term Loan bears interest at 14% per annum and is secured by a security interest in substantially all of the Company’s assets.  Under the Secured Note, the principal amount of the Term Loan is payable in twelve (12) successive monthly installments of $83,333.33 and interest on the Term Loan is payable monthly in arrears. The Company will use the proceeds of the Term Loan for working capital purposes.

The Secured Note contains covenants that are customary for term loans of this type. The failure to satisfy covenants under the Secured Note or the occurrence of other specified events that constitute an event of default could result in the termination of the Secured Note (as well as the Factoring Agreement) and/or the acceleration of the repayment of the Term Loan and the other obligations of the Company (including the Factoring Facility). The Secured Note contains provisions relating to events of default that are customary for term loans of this type.

Each of the Company’s Chief Executive Officer and Chief Financial Officer have personally guaranteed performance of certain of the Company’s obligations under the Secured Note and the Factoring Agreement.

The foregoing description of the Term Loan and the Secured Note is not complete and is qualified in its entirety by reference to the full text of the Secured Note, a copy of which is filed as Exhibit 10.1 to this Report, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Secured Promissory Note dated September 23, 2014 entered into by Vapor Corp. and Smoke Anywhere USA, Inc. in favor of Entrepreneur Growth Capital LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR CORP.

(Registrant)

	By:	/s/Harlan Press
Harlan Press
Chief Financial Officer
Date: September 23, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Secured Promissory Note dated September 23, 2014 entered into by Vapor Corp. and Smoke Anywhere USA, Inc. in favor of Entrepreneur Growth Capital LLC